SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 30, 1998


                                DAY RUNNER, INC.
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)


        0-19835                                         95-3624280
(Commission File Number)                    (I.R.S. Employer Identification No.)

                               15295 Alton Parkway
                                Irvine, CA 92618
                    (Address of principal executive offices)


        Registrant's telephone number, including area code: 714/680-3500


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Item 5.        Other Events.

              See attached exhibits.

Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits

               (a)      Exhibits

               Item No.                           Exhibit Index

               99.1 Press Release (U.S. version) issued October 30, 1998 by the Registrant

               99.2 Press Release (U.K. version) issued October 30, 1998 by the Registrant


                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     DAY RUNNER, INC.



                                            By:      /s/ James E. Freeman, Jr.
                                                     --------------------------
                                                     James E. Freeman, Jr.
                                                     Chief Executive Officer


Dated:   October 30, 1998


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                                 EXHIBIT INDEX


Exhibit Number                    Description                           Page No.

99.1                Press Release (U.S. version) issued
                    October 30, 1998 by the Registrant

99.2                Press Release (U.K. version) issued
                    October 30, 1998 by the Registrant